UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 December 2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.
Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
February 22, 2019

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Raymond O. Wicklander, CFA manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.
Below, the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended December 31, 2018.
How did the Funds perform during the six-month reporting period ended December 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2018. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2018 and how did these strategies influence performance?
Nuveen NWQ Global Equity Income Fund
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index and its comparative Lipper classification average during the six-month reporting period ended December 31, 2018.
The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards. The Fund may employ the use of structured notes to find compelling risk/reward investments.
Geographically, performance benefitted from stock selection in the United Kingdom and an allocation to emerging markets (EM). Investments in the United States, Europe, Middle East and Canada lagged and were a headwind for the Fund’s relative return for the reporting period. From a sector perspective, our investments in the energy, utilities, communication services and information technology sectors were positive. Conversely, adverse performance in the financials, health care and consumer staples were key detractors. Currency was a detractor during the reporting period.
Several individual holdings contributed to performance. Energy holding, Dominion Energy Midstream contributed strongly to performance following an announcement by parent company Dominion to acquire Dominion Energy Midstream. While it was unable to recover its role as a key financing vehicle for Dominion, its share price appreciated significantly on a positive tax ruling and improved investor perception on the intrinsic value of the company's midstream assets and cash flow generation. We sold our holding Dominion later in the reporting period. Also positively contributing to performance was real estate sector holding, Sino Land Company. We eliminated our position in Sino Land Company as the stock achieved new highs in a challenging period for global equities. We took the opportunity to reallocate to positions with more attractive risk/reward tradeoffs. Lastly, financial sector holding RenaissanceRe Holdings, Limited contributed to performance. Though the stock price experienced some intra period price volatility, it ended the reporting period at relatively higher levels. We believe the company is attractively valued and has a long history of good cycle management and value creation. Its market valuation is based on the current soft reinsurance cycle which we think is too low for RenaissanceRe’s expected earning power.
Several individual holdings detracted from portfolio performance, particularly our financial sector holdings. ING Groep N.V. was the leading detractor in the portfolio. Recently, ING has endured higher costs and declining net interest margin headwinds. We continue to own the position. Also detracting from performance, was Citigroup Inc. Financial stocks declined particularly in the fourth quarter 2018 primarily due to fears of a flattening yield curve moving to an inverted territory and recessionary concerns both domestically and globally leading to slower loan growth and rising credit costs. We believe that banks are fundamentally far more like utility companies (better capitalized, less volatile fundamentals, large dividend payers and returners of capital) than they have been historically or what has been implied today. We continue to hold the position as we feel the quality of the balance sheets and sustainable earnings power is not being rewarded. Both companies’ stocks ended the year trading at below nine times 2018 expected earnings and significantly below their tangible book values. Lastly, Aurelius AG detracted from performance. Aurelius has seen weakness along with the broader European financial sector. We believe this shorter term underperformance stems from the concern that they may have trouble exiting investments if equity market volatility continues. We continue to own Aurelius.
Nuveen NWQ International Value Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended December 31, 2018.
Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.
The communication and materials sectors were the leading contributors to performance on a relative basis. Financial and energy sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, emerging markets contributed to relative results while overall selections in the continental Europe, Middle East, U.S. and United Kingdom detracted. In absolute terms, U.S. dollar strength detracted from returns, while currency exposures were a small relative contributor to returns.

Several individual holdings contributed to relative performance including communication services holding, SK Telecom Company Limited which contributed positively due to expectations that second quarter results were the trough of mobile pricing weakness in South Korea. Following regulatory requirements to provide lower priced bundles, mobile service revenue has struggled in South Korea even as data consumption has accelerated. Expectations are for mobile service revenue to return to growth in what is one of the world's cheapest telecom markets in an industry that has struggled to grow globally. In addition, information technology holding Luxoft Holding Inc. experience stabilization of its two largest clients in the reporting period as well as continued growth across its client base, especially in financial services, its largest business unit. We have sold our holding in Luxoft Holding. Lastly, health care holdings Sanofi, SA positively contributed to performance. The stock price had moved lower earlier in the year, due to some negatively perceived merger and acquisition (M&A) deals the company had engaged in and poor investor messaging. The stock price had since moved higher from those depressed values.
Several individual holdings detracted from relative performance including energy holding Tenaris SA. With Brent crude oil prices down significantly during the reporting period, Tenaris was a significant detractor. Headlines concerning the CEO being implicated in the “notebook scandal” in Argentina also created negative publicity. While Tenaris faced headwinds in late 2018, we believe the company’s capital expenditures are behind them with the completion of their state of the art Bay City mill in Texas, therefore, free cash flow should compound from here as they ramp up to full production in 2019. We continue to own Tenaris. Also detracting from performance was information technology sector holding Flex Ltd., as it experienced a steep decline in the stock price following a dismal forecast which included the cancellation of a highly anticipated manufacturing partnership with Nike, delays in ramping up India operations and continued shortages in components. We believe the drop in stock price was too severe as we expect a strong recovery and continue to monitor our position. Lastly, detracting from performance was financial sector holding ING Groep N.V. Recently, ING has endured higher costs and declining net interest margin headwinds. We continue to own our position in ING.
Nuveen NWQ Multi-Cap Value Fund
Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2018.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Favorable stock selection in the consumer discretionary and technology sectors contributed positively to performance relative to the benchmark. However, the Fund’s energy, health care sector and financials holdings were the key drivers of underperformance relative to the Russell 3000® Value Index.
Several investments contributed meaningfully to the Fund’s performance. Information technology holding, Mellanox Technologies, Limited was a top contributor to performance. Mellanox Technologies’ stock appreciated strongly following strong operating reports and solid demand for the company’s semiconductors. Further speculation that the company could be an acquisition target supported the stock price. The company maintains significant market share with its Infiniband technology and has gained share in high speed interconnect for the next generation of data center and supercomputers. Arris International PLC was also a top contributor to the Fund’s performance. In early November 2018, CommScope agreed to acquire Arris for $31.75 in an all-cash transaction. Arris management had become frustrated by investors’ lack of belief in their business model and in particular free cash flow generation. As a result, Arris agreed to a deal with CommScope who is looking to bolster their offerings as 5G cellular networks are built out in 2020 and beyond. We have sold our holding in Arris. Lastly, consumer discretionary holding Advance Auto Parts, Inc. contributed to performance. Advance Auto Parts’ fundamentals inflected over the last year on the back of improving industry trends (better weather and cyclical backdrop) in addition to the company’s transformation initiatives. The company lags its peers in terms of productivity and margins and the new management team has created a plan to close the gap. The last couple of quarters have showed improving sales, margins and free cash flow trends giving investors’ confidence the plan is working leading to strong stock performance.

Portfolio Managers’ Comments (continued)
Several holdings detracted from performance. The three largest detractors from performance were from the energy sector, including EQT Corporation, Carrizo Oil & Gas, Inc. and Hess Corporation. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent crude oil and West Texas Intermediate (WTI) crude oil prices both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while exploration and production (E&P) and oilfield services indexes were down 38% and 44% respectively. EQT Corporation was the leading detractor from portfolio performance. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company) and the stock prices of both companies actually rose during the final two months of the reporting period post the separation. We remain optimistic on EQT and Equitrans as we believe both companies are extremely undervalued and have near term catalysts to drive their stock prices. Carrizo Oil & Gas, Inc. was a key detractor as investor concerns about a global economic slowdown weighed on stocks across the sector. Small caps were especially hurt during the sell-off and Carrizo’s balance sheet is slightly more leveraged than peers. Lastly, Hess Corporation also detracted during the reporting period. Hess is a high conviction investment given its Guyana asset, strong balance sheet and upcoming significant production growth. The Fund maintains its exposure in EQT Corporation, Carrizo Oil & Gas and Hess Corporation.
Nuveen NWQ Large-Cap Value Fund
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2018.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
The consumer discretionary and industrial sectors were the leading contributors to performance for the reporting period on a relative basis. The energy, financials and health care sectors were the leading detractors on both an absolute and relative basis.
Several individual holdings contributed to performance including information technology holding, Arris International PLC. In early November 2018, CommScope agreed to acquire Arris for $31.75 in an all-cash transaction. Arris management had become frustrated by investors’ lack of belief in their business model and in particular free cash flow generation. As a result, Arris agreed to a deal with CommScope who is looking to bolster their offerings as 5G cellular networks are built out in 2020 and beyond. We have sold our holding in Arris. Also contributing to performance was consumer discretionary holding Advance Auto Parts, Inc. Advance Auto Parts’ fundamentals inflected over the last year on the back of improving industry trends (better weather and cyclical backdrop) in addition to the Company’s transformation initiatives. The company lags its peers in terms of productivity and margins and the new management team has created a plan to close the gap. The last couple of quarters have showed improving sales, margins and free cash flow trends giving investors’ confidence the plan is working leading to strong stock performance. Lastly, consumer staples holding Coca-Cola Company contributed to performance. Coca-Cola’s strength was driven by strong organic revenue growth coupled with improving margins. New leadership that is driving innovation in product and packaging in addition to the refranchising of the bottler base is driving the acceleration in fundamentals.
Several holdings detracted from performance. The two largest detractors from performance were from the energy sector, including EQT Corporation and Hess Corporation. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent crude oil and West Texas Intermediate (WTI) crude oil prices both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and production (E&P) and oilfield services indexes were down 38% and 44% respectively. EQT Corporation was the leading detractor from portfolio performance. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company) and the stock prices of both companies actually rose during the final two months of the reporting period post the separation. We remain optimistic on EQT and Equitrans as we believe both companies are extremely undervalued and have near term cata-

lysts to drive their stock prices. Hess Corporation also detracted during the reporting period. Hess is a high conviction investment given its Guyana asset, strong balance sheet, and upcoming significant production growth. Investor concerns about a global economic slowdown weighted on stocks across the sector. Lastly, financial sector holding CIT Group detracted from performance. Financial stocks declined in the fourth quarter 2018 primarily due to fears of a flattening yield curve moving to an inverted territory and recessionary concerns both domestically and globally leading to slower loan growth and rising credit costs. We believe that banks are fundamentally far more utility-like (better capitalized, less volatile fundamentals, large dividend payers and returners of capital) than they have been historically or what has been implied today. This position remains high conviction as we feel the quality of the balance sheet and sustainable earnings power is not being rewarded. CIT’s stock ended the reporting period trading at below nine times 2018 expected earnings and significantly below their tangible book values.
The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the reporting period.
Nuveen NWQ Small/Mid-Cap Value Fund
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2500® Value Index and the Lipper classification average for the six-month reporting period ended December 31, 2018.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
During the reporting period, strong stock selection in technology and producer durables sectors contributed positively to the Fund’s performance. Stock selection in the energy and financial services sectors detracted from performance.
Technology sector holdings Arris International PLC and Mellanox Technologies, Limited, were top contributors to performance. In early November 2018, CommScope agreed to acquire Arris for $31.75 in an all-cash transaction. Arris management had become frustrated by investors lack of belief in their business model and in particular free cash flow generation. As a result, Arris agreed to a deal with CommScope who is looking to bolster their offerings as 5G cellular networks are built out in 2020 and beyond. We have sold our holding in Arris. Mellanox Technologies’ stock appreciated strongly following strong operating reports and solid demand for the company’s semiconductors. Further speculation that the company could be an acquisition target supported the stock price. The company maintains significant market share with its Infiniband technology and has gained share in high speed interconnect for the next generation of data center and supercomputers. Lastly, positive contribution to performance also came from financial services holding, Euronet Worldwide, Inc. The stock outperformed in the second of half of 2018. The company continues to generate healthy cash flows in each of its business segments. Specifically, it has leveraged its operational expertise in its ATM network and has grown its market share in money transfer.
Several holdings detracted from performance. EQT Corporation was the leading detractor from portfolio performance. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent crude oil and West Texas Intermediate (WTI) crude oil prices both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and production (E&P) and oilfield services indexes were down 38% and 44% respectively. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company) and the stock prices of both companies actually rose during the final two months of the reporting period post the separation. We remain optimistic on EQT and Equitrans as we believe both companies are extremely undervalued and have near term catalysts to drive their stock prices. Lastly materials sector holding P.H. Glatfelter Company detracted from performance. The company accomplished the simultaneous sale of Specialty Papers at an excellent price and purchase of Georgia Pacific’s European non-woven operations. The fourth quarter 2018, however, was disappointing reflecting cost pressures from rising pulp prices. In addition, foreign exchange instruments were an issue.

Portfolio Managers’ Comments (continued)
Nuveen NWQ Small-Cap Value Fund
The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2018.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Positive stock selection in the technology, producer durables and health care sectors helped performance, while stock selection in energy, financial services and consumer discretionary sectors detracted from performance.
Technology sector holdings, Mellanox Technologies Limited and Integrated Device Technology Inc., were top contributors to performance. Mellanox Technologies’ stock appreciated strongly following strong operating reports and solid demand for the company’s semiconductors. Further speculation that the company could be an acquisition target supported the stock price. The company maintains significant market share with its Infiniband technology and has gained share in high speed interconnect for the next generation of data center and supercomputers. Technology holding, Integrated Device Technology was also a top contributor as the company demonstrated strong organic growth in its computing, communications, and industrial end markets and delivered solid operating results. During the third quarter 2018, Japan's Renesas Electronics announced its intent to acquire the company for a cash price of $49/share, a meaningful premium to the share price when takeover rumors began. Lastly, positive contribution to performance also came from financial service sector holding Euronet Worldwide, Inc. The stock outperformed during the reporting period as the company continues to generate healthy cash flows in each of its business segments. Specifically, it has leveraged its operational expertise in its ATM network and has grown its market share in money transfer.
Several individual holdings detracted from performance, including energy sector holdings Carrizo Oil & Gas, Inc. and PDC Energy Inc. The fourth quarter 2018, was an extremely challenging environment for energy stocks, as Brent crude oil and West Texas Intermediate (WTI) crude oil prices both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. Carrizo Oil & Gas was a key detractor and was especially impacted as a smaller cap company. PDC Energy was also a top detractor as Colorado environmental activists have successfully put a proposition on the ballot for 2019 aiming to effectively ban oil and gas activity in the state. The measure is highly unlikely to pass in its current form as both candidates for governor have come out opposing it. The company’s current valuation assumes no value for undeveloped resources in Colorado, creating a very positive risk-reward. Lastly, materials sector holding P.H. Glatfelter Company detracted from performance. The company accomplished the simultaneous sale of Specialty Papers at an excellent price and purchase of Georgia Pacific’s European non-woven operations. The second half of the reporting period, however, was disappointing reflecting cost pressures from rising pulp prices. In addition, foreign exchange instruments were an issue.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(11.30)%	(14.58)%	1.25%	6.80%
Class A Shares at maximum Offering Price	(16.40)%	(19.49)%	0.06%	6.12%
MSCI World Index	(9.10)%	(8.71)%	4.56%	7.91%
Lipper Global Equity Income Funds Classification Average	(7.17)%	(9.42)%	2.72%	6.05%
Class C Shares	(11.63)%	(15.21)%	0.49%	6.00%
Class R3 Shares	(11.40)%	(14.79)%	0.99%	6.53%
Class I Shares	(11.21)%	(14.38)%	1.50%	7.06%
Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.
Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.92%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(15.08)%	(18.29)%	(1.21)%	2.94%
Class A Shares at maximum Offering Price	(19.95)%	(23.01)%	(2.37)%	2.33%
MSCI EAFE Index	(11.35)%	(13.79)%	0.53%	6.32%
Lipper International Multi-Cap Value Funds Classification Average	(13.13)%	(17.27)%	(1.11)%	4.97%
Class C Shares	(15.44)%	(18.93)%	(1.95)%	2.16%
Class R3 Shares	(15.22)%	(18.50)%	(1.46)%	2.68%
Class I Shares	(14.98)%	(18.09)%	(0.96)%	3.19%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.27%	2.02%	1.52%	1.02%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(16.68)%	(14.58)%	1.44%	9.46%
Class A Shares at maximum Offering Price	(21.46)%	(19.48)%	0.24%	8.81%
Russell 3000® Value Index	(7.51)%	(8.58)%	5.77%	11.12%
Lipper Multi-Cap Value Funds Classification Average	(10.57)%	(11.42)%	4.24%	10.74%
Class C Shares	(17.02)%	(15.26)%	0.67%	8.63%
Class R3 Shares	(16.77)%	(14.82)%	1.18%	9.18%
Class I Shares	(16.58)%	(14.39)%	1.69%	9.73%
Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.99%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(15.26)%	(15.01)%	2.08%	7.95%
Class A Shares at maximum Offering Price	(20.13)%	(19.91)%	0.87%	7.32%
Russell 1000® Value Index	(6.69)%	(8.27)%	5.95%	11.18%
Lipper Multi-Cap Value Funds Classification Average	(10.57)%	(11.42)%	4.24%	10.74%
Class C Shares	(15.50)%	(15.50)%	1.33%	7.15%
Class I Shares	(15.25)%	(14.87)%	2.31%	8.21%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(15.39)%	(15.26)%	1.81%	5.76%
Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.19%	1.94%	1.44%	0.94%
Net Expense Ratios	1.00%	1.75%	1.25%	0.75%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2020) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(22.49)%	(18.58)%	0.22%	10.85%
Class A Shares at maximum Offering Price	(26.95)%	(23.26)%	(0.96)%	10.19%
Russell 2500® Value Index	(14.91)%	(12.36)%	4.16%	11.62%
Lipper Small-Cap Core Funds Classification Average	(16.70)%	(12.67)%	3.41%	11.64%
Class C Shares	(22.80)%	(19.21)%	(0.53)%	10.06%
Class I Shares	(22.41)%	(18.39)%	0.47%	11.13%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(22.58)%	(18.79)%	(0.03)%	8.37%
Class R6 Shares	(22.30)%	(18.21)%	N/A	2.67%
Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.53%	2.29%	1.78%	1.13%	1.25%
Net Expense Ratios	1.31%	2.06%	1.56%	0.89%	1.06%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of December 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(23.24)%	(19.19)%	2.29%	12.73%
Class A Shares at maximum Offering Price	(27.65)%	(23.83)%	1.08%	12.06%
Russell 2000® Value Index	(17.36)%	(12.86)%	3.61%	10.40%
Lipper Small-Cap Core Funds Classification Average	(16.70)%	(12.67)%	3.41%	11.64%
Class C Shares	(23.52)%	(19.79)%	1.53%	11.90%
Class I Shares	(23.15)%	(18.99)%	2.54%	13.02%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(23.32)%	(19.38)%	2.03%	10.27%
Class R6 Shares	(23.07)%	(18.86)%	2.70%	7.26%
Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.27%	2.01%	1.51%	0.85%	1.01%

Holding Summaries    as of December 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
$1,000 Par (or similar) Institutional Preferred	1.2%
Structured Notes	0.7%
$25 Par (or similar) Retail Preferred	0.1%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Enterprise Products Partners LP	3.4%
DowDuPont Inc	3.4%
Oracle Corp	3.3%
Veolia Environnement SA	3.1%
GlaxoSmithKline PLC	3.1%
Portfolio Composition (% of net assets)
Banks	12.0%
Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	8.1%
Insurance	7.9%
Diversified Financial Services	6.0%
Capital Markets	6.0%
Software	5.4%
Food Products	3.5%
Chemicals	3.4%
Diversified Telecommunication Services	3.3%
Multi-Utilities	3.1%
Air Freight & Logistics	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Electric Utilities	2.8%
Industrial Conglomerates	2.5%
Tobacco	2.5%
Other	18.8%
Structured Notes	0.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	37.8%
Germany	14.8%
United Kingdom	7.2%
Japan	6.0%
France	4.7%
Ireland	4.2%
Spain	3.4%
Switzerland	3.3%
Bermuda	3.1%
Netherlands	3.0%
Other	12.8%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
1	Includes 4.6% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nippon Telegraph & Telephone Corporation, ADR	3.3%
Sanofi, SA	3.0%
SK Telecom Co Ltd, Sponsored ADR	3.0%
ING Groep NV	2.8%
Axis Capital Holdings Ltd	2.7%
Portfolio Composition (% of net assets)
Banks	14.6%
Insurance	9.5%
Pharmaceuticals	7.8%
Food & Staples Retailing	6.0%
Diversified Telecommunication Services	5.4%
Oil, Gas & Consumable Fuels	4.6%
Commercial Services & Supplies	4.0%
Automobiles	3.7%
Capital Markets	3.7%
Professional Services	3.6%
Technology Hardware, Storage & Peripherals	3.3%
Wireless Telecommunication Services	3.0%
Household Durables	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Industrial Conglomerates	2.5%
Media	2.0%
Other	19.7%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	23.7%
Netherlands	11.1%
Germany	10.5%
France	8.9%
United Kingdom	7.5%
South Korea	5.7%
Switzerland	5.2%
United States	5.1%
Denmark	4.3%
Belgium	4.0%
Other	13.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	Includes 6.6% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of December 31, 2018 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Oil, Gas & Consumable Fuels	12.3%
Insurance	8.6%
Diversified Financial Services	8.5%
Banks	6.5%
Specialty Retail	5.3%
Machinery	5.0%
Semiconductors & Semiconductor Equipment	4.8%
Pharmaceuticals	4.5%
Consumer Finance	3.8%
Software	3.4%
Automobiles	3.2%
Electric Utilities	3.2%
IT Services	2.6%
Life Sciences Tools & Services	2.6%
Equity Real Estate Investment Trust	2.6%
Airlines	2.6%
Other	17.7%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	3.7%
CIT Group Inc	3.6%
Oracle Corp	3.4%
JPMorgan Chase & Co	3.3%
General Motors Co	3.2%

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.7%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Portfolio Composition (% of net assets)
Oil, Gas & Consumable Fuels	12.2%
Diversified Financial Services	8.9%
Insurance	7.8%
Banks	7.0%
Specialty Retail	5.2%
Consumer Finance	5.0%
Machinery	4.5%
Pharmaceuticals	4.3%
Electric Utilities	3.4%
Software	3.3%
Automobiles	3.2%
IT Services	3.1%
Beverages	2.6%
Airlines	2.6%
Interactive Media & Services	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Other	19.7%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	3.7%
CIT Group Inc	3.6%
JPMorgan Chase & Co	3.5%
FirstEnergy Corp	3.4%
Oracle Corp	3.3%

Holding Summaries    as of December 31, 2018 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	96.2%
Repurchase Agreements	31.1%
Other Assets Less Liabilities	(27.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.4%
Oil, Gas & Consumable Fuels	9.8%
Insurance	8.0%
Semiconductors & Semiconductor Equipment	7.5%
Household Durables	5.0%
Specialty Retail	5.0%
Equity Real Estate Investment Trust	4.8%
Construction & Engineering	4.2%
Life Sciences Tools & Services	3.0%
Metals & Mining	3.0%
Containers & Packaging	3.0%
Machinery	2.8%
Paper & Forest Products	2.7%
Auto Components	2.5%
Other	17.5%
Repurchase Agreements	31.1%
Other Assets Less Liabilities	(27.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Axis Capital Holdings Ltd	3.6%
First Horizon National Corp	3.2%
Mellanox Technologies Limited	3.2%
Western Alliance Bancorp	3.0%
Ameris Bancorp	3.0%

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.5%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.5%
Semiconductors & Semiconductor Equipment	9.4%
Household Durables	8.3%
Insurance	7.3%
Oil, Gas & Consumable Fuels	6.9%
Equity Real Estate Investment Trust	4.9%
Paper & Forest Products	4.8%
Electronic Equipment, Instruments & Components	3.6%
Machinery	3.5%
Food Products	3.2%
Containers & Packaging	3.1%
Thrifts & Mortgage Finance	2.9%
Electrical Equipment	2.7%
Other	19.4%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Aspen Insurance Holdings Ltd	3.7%
Western Alliance Bancorp	3.6%
RenaissanceRe Holdings Ltd	3.5%
Mellanox Technologies Limited	3.4%
Ameris Bancorp	3.2%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2018.
The beginning of the period is July 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 887.00	$ 883.70	$ 886.00	$ 887.90
Expenses Incurred During the Period	$ 5.28	$ 8.83	$ 6.47	$ 4.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.83	$1,018.35	$1,020.87
Expenses Incurred During the Period	$ 5.65	$ 9.45	$ 6.92	$ 4.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 849.20	$ 845.60	$ 847.80	$ 850.20
Expenses Incurred During the Period	$ 5.36	$ 8.84	$ 6.52	$ 4.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 833.20	$ 829.80	$ 832.30	$ 834.20
Expenses Incurred During the Period	$ 5.31	$ 8.76	$ 6.47	$ 4.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 847.40	$ 845.00	$ 846.10	$ 847.50
Expenses Incurred During the Period	$ 4.66	$ 8.14	$ 5.82	$ 3.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$ 5.09	$ 8.89	$ 6.36	$ 3.82
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 775.10	$ 772.00	$ 774.20	$ 777.00	$ 775.90
Expenses Incurred During the Period	$ 5.86	$ 9.20	$ 6.98	$ 3.90	$ 4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.82	$1,019.86
Expenses Incurred During the Period	$ 6.67	$ 10.46	$ 7.93	$ 4.43	$ 5.40
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.87% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 767.60	$ 764.80	$ 766.80	$ 769.30	$ 768.50
Expenses Incurred During the Period	$ 5.48	$ 8.81	$ 6.59	$ 3.79	$ 4.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.22	$1,017.74	$1,020.92	$1,020.27
Expenses Incurred During the Period	$ 6.26	$ 10.06	$ 7.53	$ 4.33	$ 4.99
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48%, 0.85% and 0.98% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.3%
	COMMON STOCKS – 98.3%
	Air Freight & Logistics – 2.9%
217,200	Deutsche Post AG, (2)	$ 5,931,561
	Airlines – 2.4%
97,920	Delta Air Lines Inc	4,886,208
	Automobiles – 1.5%
58,255	Daimler AG, (2)	3,070,905
	Banks – 12.0%
1,426,600	AIB Group PLC, (2)	6,015,556
466,510	Bank of Ireland Group PLC	2,604,102
72,500	Bank of NT Butterfield & Son Ltd/The	2,272,875
103,380	CIT Group Inc	3,956,353
564,270	ING Groep NV, (2)	6,069,620
2,590,600	Unicaja Banco SA, 144A, (2), (3)	3,418,508
	Total Banks	24,337,014
	Biotechnology – 1.8%
57,935	Gilead Sciences Inc	3,623,834
	Capital Markets – 6.0%
76,400	Aurelius AG, (2)	2,777,846
600,600	Daiwa Securities Group Inc, (2)	3,048,427
27,275	Deutsche Boerse AG, (2)	3,260,870
242,400	UBS Group AG, (2)	3,023,513
	Total Capital Markets	12,110,656
	Chemicals – 3.4%
127,410	DowDuPont Inc	6,813,887
	Diversified Financial Services – 6.0%
430,000	Challenger Ltd/Australia, (2)	2,874,818
117,800	Citigroup Inc	6,132,668
32,200	JPMorgan Chase & Co	3,143,364
	Total Diversified Financial Services	12,150,850
	Diversified Telecommunication Services – 3.3%
80,290	Nippon Telegraph & Telephone Corp, (2)	3,275,776
291,300	Telefonica Brasil SA, (2)	3,473,752
	Total Diversified Telecommunication Services	6,749,528

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities – 2.8%
152,070	FirstEnergy Corp	$ 5,710,229
	Electrical Equipment – 1.5%
45,150	Eaton Corp PLC	3,099,999
	Energy Equipment & Services – 1.7%
32,070	Chevron Corp	3,488,895
	Entertainment – 1.9%
5,900	Nintendo Co Ltd, (2)	1,566,680
84,325	Viacom Inc	2,167,152
	Total Entertainment	3,733,832
	Food Products – 2.3%
584,400	Orkla ASA, (2)	4,575,793
	Gas Utilities – 2.0%
703,200	Italgas SpA, (2)	4,032,518
	Household Durables – 2.1%
284,600	Sekisui House Ltd, (2)	4,179,373
	Industrial Conglomerates – 2.5%
45,940	Siemens AG, (2)	5,126,975
	Insurance – 7.8%
107,081	Ageas, (2)	4,820,318
18,930	Allianz SE, (2)	3,804,081
68,450	CNA Financial Corp	3,022,068
30,500	RenaissanceRe Holdings Ltd	4,077,850
	Total Insurance	15,724,317
	Multi-Utilities – 3.1%
304,550	Veolia Environnement SA, (2)	6,236,939
	Oil, Gas & Consumable Fuels – 8.6%
279,150	Enterprise Products Partners LP	6,864,298
142,040	Equitrans Midstream Corp, (3)	2,843,641
157,500	Suncor Energy Inc	4,405,275
62,000	Total SA, (2)	3,270,197
	Total Oil, Gas & Consumable Fuels	17,383,411
	Pharmaceuticals – 8.1%
89,100	AstraZeneca PLC, Sponsored ADR	3,384,018
46,950	Bayer AG, (2)	3,265,314
324,340	GlaxoSmithKline PLC, (2)	6,181,277
14,630	Roche Holding AG, (2)	3,632,027
	Total Pharmaceuticals	16,462,636

Shares	Description (1)	Value
	Real Estate Management & Development – 1.1%
518,000	Great Eagle Holdings Ltd, (2)	$ 2,219,792
	Semiconductors & Semiconductor Equipment – 2.8%
234,400	Cypress Semiconductor Corp	2,981,568
137,500	Infineon Technologies AG, (2)	2,752,979
	Total Semiconductors & Semiconductor Equipment	5,734,547
	Software – 5.4%
41,850	Microsoft Corp	4,250,705
146,950	Oracle Corp	6,634,792
	Total Software	10,885,497
	Specialty Retail – 1.3%
1,031,000	Kingfisher PLC, (2)	2,710,798
	Technology Hardware, Storage & Peripherals – 1.5%
105,800	Samsung Electronics Co Ltd, (2)	3,023,094
	Textiles, Apparel & Luxury Goods – 0.0%
34,456,000	China Hongxing Sports Ltd, (4)	25
	Tobacco – 2.5%
74,761	Imperial Brands PLC, (2)	2,269,124
41,400	Philip Morris International Inc	2,763,864
	Total Tobacco	5,032,988
	Total Common Stocks (cost $207,345,781)	199,036,101

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.2%
	Food Products – 1.2%
$ 1,884	Land O' Lakes Inc, 144A	7.250%	N/A (6)	BB	$1,827,480
554	Land O' Lakes Inc, 144A	8.000%	N/A (6)	BB	585,855
$ 2,438	Total $1,000 Par (or similar) Institutional Preferred (cost $2,438,000)				2,413,335

Shares	Description (1)	Coupon	Cap Price	Maturity	Value
	STRUCTURED NOTES – 0.7%
6,650	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 113.00% of Issue Price of $209.2547), 144A	10.000%	$236.4578	1/23/19	$ 1,558,029
	Total Structured Notes (cost $1,378,545)				1,558,029

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%
	Insurance – 0.1%
7,020	National General Holdings Corp	7.625%	N/R	$ 158,652
	Total $25 Par (or similar) Retail Preferred (cost $166,718)			158,652
	Total Long-Term Investments (cost $211,329,044)			203,166,117
	Other Assets Less Liabilities – (0.3)%			(696,804)
	Net Assets – 100%			$ 202,469,313
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(6)	Perpetual security. Maturity date is not applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 1.5%
30,632	Thales SA, (2)	$ 3,579,567
	Air Freight & Logistics – 1.3%
113,450	Deutsche Post AG, (2)	3,098,230
	Automobiles – 3.7%
37,986	Hyundai Motor Co, (2)	2,391,087
52,808	Toyota Motor Corp, Sponsored ADR	6,129,952
	Total Automobiles	8,521,039
	Banks – 14.6%
945,800	AIB Group PLC, (2)	3,988,163
658,387	Bank of Ireland Group PLC	3,675,183
605,788	ING Groep NV, (2)	6,516,212
372,600	Oversea-Chinese Banking Corp Ltd, (2)	3,081,993
2,133,355	Royal Bank of Scotland Group PLC, (2)	5,918,045
139,200	Sumitomo Mitsui Trust Holdings Inc, (2)	5,069,241
4,208,297	Unicaja Banco SA, 144A, (2), (3)	5,553,191
	Total Banks	33,802,028
	Capital Markets – 3.7%
92,645	Aurelius AG, (2)	3,368,502
413,731	UBS Group AG	5,121,990
	Total Capital Markets	8,490,492
	Chemicals – 1.9%
54,743	Koninklijke DSM NV, (2)	4,441,063
	Commercial Services & Supplies – 4.0%
177,600	Dai Nippon Printing Co Ltd, (2)	3,707,241
197,794	ISS A/S, (2)	5,537,596
	Total Commercial Services & Supplies	9,244,837
	Diversified Financial Services – 1.5%
41,003	Groupe Bruxelles Lambert SA, (2)	3,573,107
	Diversified Telecommunication Services – 5.4%
191,072	Nippon Telegraph & Telephone Corporation, ADR, (2)	7,765,166
244,178	Telenor ASA, (2)	4,742,009
	Total Diversified Telecommunication Services	12,507,175

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Electrical Equipment – 1.9%
145,900	Mabuchi Motor Co Ltd, (2)	$ 4,469,343
	Electronic Equipment, Instruments & Components – 1.5%
467,326	Flex Ltd, (3)	3,556,351
	Energy Equipment & Services – 1.9%
402,875	Tenaris SA, (2)	4,330,012
	Food & Staples Retailing – 6.0%
309,416	Carrefour SA, (2)	5,286,966
90,200	Seven & i Holdings Co Ltd, (2)	3,919,651
1,906,184	Tesco PLC, (2)	4,622,802
	Total Food & Staples Retailing	13,829,419
	Household Durables – 2.8%
303,800	Panasonic Corp, (2)	2,729,163
249,900	Sekisui House Ltd, (2)	3,669,801
	Total Household Durables	6,398,964
	Industrial Conglomerates – 2.5%
50,995	Siemens AG, (2)	5,691,121
	Insurance – 9.5%
126,663	Ageas, (2)	5,701,814
20,709	Allianz SE, (2)	4,161,580
122,637	Axis Capital Holdings Ltd	6,332,975
208,600	MS&AD Insurance Group Holdings Inc, (2)	5,929,515
	Total Insurance	22,125,884
	Media – 2.0%
82,817	Publicis Groupe SA, (2)	4,725,258
	Oil, Gas & Consumable Fuels – 4.6%
192,115	Canadian Natural Resources Ltd	4,635,735
99,392	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	5,957,556
	Total Oil, Gas & Consumable Fuels	10,593,291
	Pharmaceuticals – 7.8%
65,790	Bayer AG, (2)	4,575,613
190,316	GlaxoSmithKline PLC, (2)	3,627,045
12,224	Roche Holding AG, (2)	3,034,716
80,246	Sanofi, SA, (2)	6,961,327
	Total Pharmaceuticals	18,198,701
	Professional Services – 3.6%
82,560	Adecco Group AG, (2)	3,880,517
75,352	Wolters Kluwer NV, (2)	4,431,239
	Total Professional Services	8,311,756

Shares	Description (1)	Value
	Real Estate Management & Development – 1.8%
684,500	City Developments Ltd, (2)	$ 4,080,791
	Semiconductors & Semiconductor Equipment – 2.6%
260,000	MediaTek Inc, (2)	1,935,050
64,700	Rohm Co Ltd, (2)	4,129,475
	Total Semiconductors & Semiconductor Equipment	6,064,525
	Software – 1.5%
34,313	SAP SE, (2)	3,405,552
	Specialty Retail – 1.4%
1,216,609	Kingfisher PLC, (2)	3,198,818
	Technology Hardware, Storage & Peripherals – 3.3%
94,500	FUJIFILM Holdings Corp, (2)	3,663,245
141,400	Samsung Electronics Co Ltd, (2)	4,040,316
	Total Technology Hardware, Storage & Peripherals	7,703,561
	Textiles, Apparel & Luxury Goods – 1.6%
146,600	Wacoal Holdings Corp, (2)	3,794,054
	Tobacco – 1.9%
372,125	Scandinavian Tobacco Group A/S, (2)	4,484,661
	Wireless Telecommunication Services – 3.0%
256,573	SK Telecom Co Ltd, Sponsored ADR	6,876,156
	Total Long-Term Investments (cost $212,957,664)	229,095,756

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%
	REPURCHASE AGREEMENTS – 0.8%
$ 1,961	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $1,961,180, collateralized by 1,150,000, U.S. Treasury Bonds, 3.375%, due 5/15/44, value $1,224,798; $305,000, U.S. Treasury Bonds, 0.750%, due 2/15/45, value $293,194; $485,000 U.S. Treasury Bonds, 3.000%, due 5/15/45, value $483,831	1.200%	1/02/19	$ 1,961,049
	Total Short-Term Investments (cost $1,961,049)			1,961,049
	Total Investments (cost $214,918,713) – 99.6%			231,056,805
	Other Assets Less Liabilities – 0.4%			832,338
	Net Assets – 100%			$ 231,889,143

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Airlines – 2.6%
37,955	Delta Air Lines Inc	$ 1,893,954
	Auto Components – 1.0%
22,000	BorgWarner Inc	764,280
	Automobiles – 3.2%
70,725	General Motors Co	2,365,751
	Banks – 6.5%
39,050	Bank of NT Butterfield & Son Ltd/The	1,224,218
68,600	CIT Group Inc	2,625,322
23,360	Western Alliance Bancorp, (2)	922,486
	Total Banks	4,772,026
	Biotechnology – 1.5%
17,000	Gilead Sciences Inc	1,063,350
	Capital Markets – 1.5%
74,578	B. Riley Financial Inc	1,059,008
	Chemicals – 1.6%
18,500	Innospec Inc	1,142,560
	Communications Equipment – 1.7%
21,520	ViaSat Inc, (2)	1,268,604
	Construction & Engineering – 2.4%
22,111	Arcosa Inc	612,254
37,750	Quanta Services Inc	1,136,275
	Total Construction & Engineering	1,748,529
	Consumer Finance – 3.8%
28,650	Discover Financial Services	1,689,777
45,000	Synchrony Financial	1,055,700
	Total Consumer Finance	2,745,477
	Diversified Financial Services – 8.5%
45,000	Bank of America Corp	1,108,800
52,500	Citigroup Inc	2,733,150
24,500	JPMorgan Chase & Co	2,391,690
	Total Diversified Financial Services	6,233,640

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities – 3.2%
63,000	FirstEnergy Corp	$ 2,365,650
	Electronic Equipment, Instruments & Components – 1.0%
7,000	Coherent Inc, (2)	739,970
	Energy Equipment & Services – 1.8%
12,000	Chevron Corp	1,305,480
	Entertainment – 1.6%
46,000	Viacom Inc	1,182,200
	Equity Real Estate Investment Trust – 2.6%
310,700	Colony Capital Inc	1,454,076
67,732	MedEquities Realty Trust Inc	463,287
	Total Equity Real Estate Investment Trust	1,917,363
	Health Care Equipment & Supplies – 0.9%
7,300	LivaNova PLC, (2)	667,731
	Insurance – 8.6%
8,800	Aon PLC	1,279,168
33,400	Loews Corp	1,520,368
15,313	RenaissanceRe Holdings Ltd	2,047,348
48,210	Unum Group	1,416,410
	Total Insurance	6,263,294
	IT Services – 2.6%
114,000	First Data Corp, (2)	1,927,740
	Life Sciences Tools & Services – 2.6%
8,300	Bio-Rad Laboratories Inc, (2)	1,927,426
	Machinery – 5.0%
15,000	Ingersoll-Rand PLC	1,368,450
34,000	Terex Corp	937,380
66,335	Trinity Industries Inc	1,365,838
	Total Machinery	3,671,668
	Media – 1.3%
21,810	CBS Corp	953,533
	Oil, Gas & Consumable Fuels – 12.3%
88,500	Carrizo Oil & Gas Inc, (2)	999,165
23,000	Cheniere Energy Inc, (2)	1,361,370
83,243	EQT Corp	1,572,460
78,603	Equitrans Midstream Corp, (2)	1,573,632
43,482	Hess Corp	1,761,021
46,200	Parsley Energy Inc, (2)	738,276

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
37,000	Suncor Energy Inc	$ 1,034,890
	Total Oil, Gas & Consumable Fuels	9,040,814
	Pharmaceuticals – 4.5%
12,750	Allergan PLC	1,704,165
42,400	GlaxoSmithKline PLC, Sponsored ADR	1,620,104
	Total Pharmaceuticals	3,324,269
	Semiconductors & Semiconductor Equipment – 4.8%
70,000	Cypress Semiconductor Corp	890,400
17,310	Mellanox Technologies Limited, (2)	1,599,098
32,500	Teradyne Inc	1,019,850
	Total Semiconductors & Semiconductor Equipment	3,509,348
	Software – 3.4%
54,475	Oracle Corp	2,459,546
	Specialty Retail – 5.3%
6,263	Advance Auto Parts Inc	986,172
35,831	Foot Locker Inc	1,906,209
188,400	Kingfisher PLC, Sponsored ADR, (3)	983,448
	Total Specialty Retail	3,875,829
	Tobacco – 1.4%
15,597	Philip Morris International Inc	1,041,256
	Total Long-Term Investments (cost $90,018,161)	71,230,296

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%
	REPURCHASE AGREEMENTS – 2.8%
$ 2,036	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $2,036,604, collateralized by $1,955,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $2,082,157	1.200%	1/02/19	$ 2,036,468
	Total Short-Term Investments (cost $2,036,468)			2,036,468
	Total Investments (cost $92,054,629) – 100.0%			73,266,764
	Other Assets Less Liabilities – (0.0)%			(4,137)
	Net Assets – 100%			$ 73,262,627
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.7%
	COMMON STOCKS – 97.7%
	Aerospace & Defense – 1.8%
5,049	Raytheon Co	$ 774,264
	Airlines – 2.6%
22,538	Delta Air Lines Inc	1,124,646
	Auto Components – 1.3%
16,009	BorgWarner Inc	556,153
	Automobiles – 3.2%
41,577	General Motors Co	1,390,751
	Banks – 7.0%
40,826	CIT Group Inc	1,562,411
60,166	ING Groep NV	641,370
17,532	Wells Fargo & Co	807,874
	Total Banks	3,011,655
	Beverages – 2.6%
23,783	Coca-Cola Company	1,126,125
	Capital Markets – 1.6%
11,200	State Street Corp	706,384
	Chemicals – 2.2%
17,551	DowDuPont Inc	938,627
	Communications Equipment – 1.1%
8,450	ViaSat Inc, (2)	498,127
	Consumer Finance – 5.0%
18,300	Discover Financial Services	1,079,334
45,424	Synchrony Financial	1,065,647
	Total Consumer Finance	2,144,981
	Diversified Financial Services – 8.9%
31,000	Bank of America Corp	763,840
30,863	Citigroup Inc	1,606,728
15,259	JPMorgan Chase & Co	1,489,583
	Total Diversified Financial Services	3,860,151
	Diversified Telecommunication Services – 1.8%
12,618	Occidental Petroleum Corp	774,493

Shares	Description (1)	Value
	Electric Utilities – 3.4%
38,732	FirstEnergy Corp	$ 1,454,387
	Electronic Equipment, Instruments & Components – 0.9%
3,650	Coherent Inc	385,842
	Energy Equipment & Services – 1.9%
7,554	Chevron Corp	821,800
	Entertainment – 1.6%
26,208	Viacom Inc	673,546
	Equity Real Estate Investment Trust – 1.8%
163,623	Colony Capital Inc	765,756
	Insurance – 7.8%
20,000	American International Group Inc	788,200
5,216	Aon PLC	758,198
21,342	Loews Corp	971,488
28,459	Unum Group	836,125
	Total Insurance	3,354,011
	Interactive Media & Services – 2.5%
1,025	Alphabet Inc, (2)	1,071,084
	IT Services – 3.1%
79,742	First Data Corp, (2)	1,348,437
	Life Sciences Tools & Services – 1.0%
1,934	Bio-Rad Laboratories Inc	449,113
	Machinery – 4.5%
9,396	Ingersoll-Rand PLC	857,197
52,100	Trinity Industries Inc	1,072,739
	Total Machinery	1,929,936
	Media – 1.3%
12,862	CBS Corp	562,327
	Oil, Gas & Consumable Fuels – 12.2%
13,856	Cheniere Energy Inc, (2)	820,137
4,003	Concho Resources Inc, (2)	411,468
51,642	EQT Corp	975,517
47,624	Equitrans Midstream Corp	953,432
26,256	Hess Corp	1,063,368
36,879	Suncor Energy Inc	1,031,506
	Total Oil, Gas & Consumable Fuels	5,255,428

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Pharmaceuticals – 4.3%
8,073	Allergan PLC	$1,079,037
20,898	GlaxoSmithKline PLC, Sponsored ADR	798,513
	Total Pharmaceuticals	1,877,550
	Semiconductors & Semiconductor Equipment – 2.4%
38,030	Cypress Semiconductor Corp	483,741
17,147	Teradyne Inc	538,073
	Total Semiconductors & Semiconductor Equipment	1,021,814
	Software – 3.3%
31,164	Oracle Corp	1,407,055
	Specialty Retail – 5.2%
3,589	Advance Auto Parts Inc	565,124
20,536	Foot Locker Inc	1,092,515
115,750	Kingfisher PLC, Sponsored ADR, (3)	604,215
	Total Specialty Retail	2,261,854
	Tobacco – 1.4%
9,001	Philip Morris International Inc	600,907
	Total Long-Term Investments (cost $37,033,794)	42,147,204

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.6%
	REPURCHASE AGREEMENTS – 0.6%
$ 267	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $267,189, collateralized by $260,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $276,911	1.200%	1/02/19	$ 267,171
	Total Short-Term Investments (cost $267,171)			267,171
	Total Investments (cost $37,300,965) – 98.3%			42,414,375
	Other Assets Less Liabilities – 1.7%			719,302
	Net Assets – 100%			$ 43,133,677
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.2%
	COMMON STOCKS – 96.2%
	Aerospace & Defense – 1.5%
9,745	Astronics Corp, (2)	$ 296,735
	Auto Components – 2.5%
14,295	BorgWarner Inc	496,608
	Banks – 17.4%
18,840	Ameris Bancorp	596,663
16,915	Bank of NT Butterfield & Son Ltd/The	530,285
13,435	CIT Group Inc	514,157
48,461	First Horizon National Corp	637,747
6,570	PacWest Bancorp	218,650
6,200	Texas Capital Bancshares Inc, (2)	316,758
15,115	Western Alliance Bancorp, (2)	596,891
	Total Banks	3,411,151
	Building Products – 1.5%
9,850	Apogee Enterprises Inc	294,023
	Chemicals – 2.1%
6,794	Innospec Inc	419,597
	Communications Equipment – 1.5%
5,040	ViaSat Inc, (2)	297,108
	Construction & Engineering – 4.2%
5,715	Jacobs Engineering Group Inc	334,099
16,200	Quanta Services Inc	487,620
	Total Construction & Engineering	821,719
	Containers & Packaging – 3.0%
12,600	Bemis Co Inc	578,340
	Electrical Equipment – 2.5%
6,370	EnerSys	494,376
	Electronic Equipment, Instruments & Components – 2.2%
4,167	Coherent Inc, (2)	440,494
	Equity Real Estate Investment Trust – 4.8%
24,135	Brandywine Realty Trust	310,617
1,907	PotlatchDeltic Corp	60,338

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Equity Real Estate Investment Trust (continued)
47,440	RPT Realty	$ 566,908
	Total Equity Real Estate Investment Trust	937,863
	Health Care Equipment & Supplies – 1.5%
3,280	LivaNova PLC, (2)	300,022
	Household Durables – 5.0%
32,310	Taylor Morrison Home Corp, (2)	513,729
42,595	TRI Pointe Group Inc, (2)	465,563
	Total Household Durables	979,292
	Insurance – 8.0%
13,760	Axis Capital Holdings Ltd	710,566
2,130	Reinsurance Group of America Inc	298,690
4,230	RenaissanceRe Holdings Ltd	565,551
	Total Insurance	1,574,807
	IT Services – 1.1%
2,115	Euronet Worldwide Inc, (2)	216,534
	Life Sciences Tools & Services – 3.0%
2,530	Bio-Rad Laboratories Inc, (2)	587,517
	Machinery – 2.8%
5,420	Albany International Corp	338,371
1,450	Snap-on Inc	210,670
	Total Machinery	549,041
	Metals & Mining – 3.0%
2,180	Materion Corp	98,078
6,835	Reliance Steel & Aluminum Co	486,447
	Total Metals & Mining	584,525
	Oil, Gas & Consumable Fuels – 9.8%
40,760	Carrizo Oil & Gas Inc, (2)	460,180
24,610	EQT Corp	464,883
19,988	Equitrans Midstream Corp, (2)	400,160
12,400	Parsley Energy Inc, (2)	198,152
13,175	PDC Energy Inc, (2)	392,088
	Total Oil, Gas & Consumable Fuels	1,915,463
	Paper & Forest Products – 2.7%
5,765	Boise Cascade Co	137,495
40,175	P.H. Glatfelter Co	392,108
	Total Paper & Forest Products	529,603
	Road & Rail – 2.1%
16,400	Knight-Swift Transportation Holdings Inc	411,148

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 7.5%
18,530	Cypress Semiconductor Corp	$235,702
15,730	Lattice Semiconductor Corp, (2)	108,852
6,730	Mellanox Technologies Limited, (2)	621,717
3,225	Qorvo Inc, (2)	195,854
9,875	Teradyne Inc	309,877
	Total Semiconductors & Semiconductor Equipment	1,472,002
	Specialty Retail – 5.0%
8,395	Foot Locker Inc	446,614
27,960	Haverty Furniture Cos Inc	525,089
	Total Specialty Retail	971,703
	Trading Companies & Distributors – 1.5%
19,520	BMC Stock Holdings Inc, (2)	302,170
	Total Long-Term Investments (cost $17,916,098)	18,881,841

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 31.1%
	REPURCHASE AGREEMENTS – 31.1%
$ 6,114	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $6,114,461, collateralized by $5,860,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $6,241,146	1.200%	1/02/19	$ 6,114,053
	Total Short-Term Investments (cost $6,114,053)			6,114,053
	Total Investments (cost $24,030,151) – 127.3%			24,995,894
	Other Assets Less Liabilities – (27.3)%			(5,363,226)
	Net Assets – 100%			$ 19,632,668
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.5%
	COMMON STOCKS – 97.5%
	Aerospace & Defense – 1.6%
287,563	Astronics Corp, (2)	$ 8,756,293
	Auto Components – 1.7%
372,549	Stoneridge Inc, (2)	9,183,333
	Banks – 17.5%
548,535	Ameris Bancorp	17,372,103
513,034	Bank of NT Butterfield & Son Ltd/The	16,083,616
415,500	BankUnited Inc	12,440,070
1,018,356	First Horizon National Corp	13,401,565
272,575	PacWest Bancorp	9,071,296
139,450	Texas Capital Bancshares Inc, (2)	7,124,501
502,590	Western Alliance Bancorp, (2)	19,847,279
	Total Banks	95,340,430
	Building Products – 1.3%
242,365	Apogee Enterprises Inc	7,234,595
	Capital Markets – 0.4%
165,865	B. Riley Financial Inc	2,355,283
	Commercial Services & Supplies – 1.2%
180,100	HNI Corp	6,380,943
	Construction & Engineering – 2.7%
481,535	Quanta Services Inc	14,494,204
	Containers & Packaging – 3.1%
365,000	Bemis Co Inc	16,753,500
	Electrical Equipment – 2.7%
191,535	EnerSys	14,865,031
	Electronic Equipment, Instruments & Components – 3.6%
112,774	Coherent Inc, (2)	11,921,339
338,247	Methode Electronics Inc	7,877,773
	Total Electronic Equipment, Instruments & Components	19,799,112
	Equity Real Estate Investment Trust – 4.9%
712,170	Brandywine Realty Trust	9,165,628
54,125	PotlatchDeltic Corp	1,712,515

Shares	Description (1)	Value
	Equity Real Estate Investment Trust (continued)
1,338,725	RPT Realty	$ 15,997,764
	Total Equity Real Estate Investment Trust	26,875,907
	Food Products – 3.2%
1,457,329	Landec Corp, (2)	17,254,775
	Health Care Equipment & Supplies – 1.7%
100,405	LivaNova PLC, (2)	9,184,045
	Household Durables – 8.3%
570,772	Hooker Furniture Corp	15,034,134
998,390	Taylor Morrison Home Corp, (2)	15,874,401
1,284,675	TRI Pointe Group Inc, (2)	14,041,498
	Total Household Durables	44,950,033
	Insurance – 7.3%
478,565	Aspen Insurance Holdings Ltd	20,094,944
144,915	RenaissanceRe Holdings Ltd	19,375,136
	Total Insurance	39,470,080
	IT Services – 1.2%
63,636	Euronet Worldwide Inc, (2)	6,515,054
	Machinery – 3.5%
120,240	Alamo Group Inc	9,296,957
158,563	Albany International Corp	9,899,088
	Total Machinery	19,196,045
	Metals & Mining – 2.2%
102,155	Kaiser Aluminum Corp	9,121,420
68,691	Materion Corp	3,090,408
	Total Metals & Mining	12,211,828
	Oil, Gas & Consumable Fuels – 6.9%
1,192,070	Carrizo Oil & Gas Inc, (2)	13,458,471
1,103,710	Centennial Resource Development Inc/DE, (2)	12,162,884
402,920	PDC Energy Inc, (2)	11,990,899
	Total Oil, Gas & Consumable Fuels	37,612,254
	Paper & Forest Products – 4.8%
166,744	Boise Cascade Co	3,976,844
179,115	Louisiana-Pacific Corp	3,979,935
115,889	Neenah Inc	6,828,180
1,178,344	P.H. Glatfelter Co	11,500,638
	Total Paper & Forest Products	26,285,597
	Professional Services – 1.0%
448,374	GP Strategies Corp, (2)	5,653,996

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2018
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – 2.3%
494,285	Knight-Swift Transportation Holdings Inc	$ 12,391,725
	Semiconductors & Semiconductor Equipment – 9.4%
462,130	Entegris Inc	12,891,116
313,460	Integrated Device Technology Inc, (2)	15,180,868
585,816	Lattice Semiconductor Corp, (2)	4,053,847
203,075	Mellanox Technologies Limited, (2)	18,760,068
	Total Semiconductors & Semiconductor Equipment	50,885,899
	Thrifts & Mortgage Finance – 2.9%
735,889	HomeStreet Inc	15,622,924
	Trading Companies & Distributors – 2.1%
734,625	BMC Stock Holdings Inc, (2)	11,371,995
	Total Long-Term Investments (cost $534,006,699)	530,644,881

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 17,312	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $17,312,988, collateralized by $16,580,000 U.S. Treasury Notes, 3.375%, due 5/15/44, value $17,658,396	1.200%	1/02/19	$ 17,311,834
	Total Short-Term Investments (cost $17,311,834)			17,311,834
	Total Investments (cost $551,318,533) – 100.7%			547,956,715
	Other Assets Less Liabilities – (0.7)%			(3,571,560)
	Net Assets – 100%			$ 544,385,155
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
December 31, 2018
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $211,329,044, $212,957,664, $90,018,161, $37,033,794, $17,916,098 and $534,006,699, respectively)	$203,166,117	$229,095,756	$71,230,296	$42,147,204	$18,881,841	$530,644,881
Short-term investments, at value (cost approximates value)	—	1,961,049	2,036,468	267,171	6,114,053	17,311,834
Cash	321,374	—	7,950	5,269	—	—
Cash denominated in foreign currencies (cost $62,179, $—, $—, $—, $—and $—, respectively)	62,409	—	—	—	—	—
Receivable for:
Dividends	402,575	235,547	101,064	70,183	32,281	519,378
Interest	8,040	65	68	9	204	577
Investments sold	520,272	—	—	—	—	—
Reclaims	615,113	529,941	7,834	18,827	—	—
Shares sold	167,334	1,541,655	23,977	825,358	122,511	6,130,899
Other assets	253,484	149,456	104,973	68,873	36,698	74,843
Total assets	205,516,718	233,513,469	73,512,630	43,402,894	25,187,588	554,682,412
Liabilities
Payable for:
Dividends	154	—	—	—	—	—
Investments purchased	—	—	—	—	—	1,958,608
Shares redeemed	2,443,188	1,126,811	68,036	172,830	5,507,581	7,469,845
Accrued expenses:
Management fees	131,089	101,488	34,454	7,538	458	402,436
Shareholder reporting expenses	47,726	76,000	20,067	17,723	12,847	79,829
Shareholder servicing agent fees	73,895	136,086	24,881	12,734	13,604	255,570
Trustees fees	222,331	109,242	72,335	36,702	240	30,794
12b-1 distribution and service fees	59,480	9,178	10,963	3,526	2,659	31,716
Other	69,542	65,521	19,267	18,164	17,531	68,459
Total liabilities	3,047,405	1,624,326	250,003	269,217	5,554,920	10,297,257
Net assets	$202,469,313	$231,889,143	$73,262,627	$43,133,677	$19,632,668	$544,385,155
See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 99,229,942	$ 22,481,145	$ 37,338,907	$ 4,039,015	$ 2,993,174	$ 63,722,223
Shares outstanding	4,215,828	1,065,433	1,407,533	944,215	153,964	1,710,133
Net asset value ("NAV") per share	$ 23.54	$ 21.10	$ 26.53	$ 4.28	$ 19.44	$ 37.26
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 24.98	$ 22.39	$ 28.15	$ 4.54	$ 20.63	$ 39.53
Class C Shares
Net assets	$ 40,485,528	$ 3,968,174	$ 2,901,208	$ 2,958,661	$ 1,933,639	$ 13,733,404
Shares outstanding	1,723,629	196,750	116,671	813,868	114,387	415,308
NAV and offering price per share	$ 23.49	$ 20.17	$ 24.87	$ 3.64	$ 16.90	$ 33.07
Class R3 Shares
Net assets	$ 966,433	$ 1,200,453	$ 54,367	$ 65,319	$ 488,762	$ 5,670,211
Shares outstanding	41,133	56,407	2,075	15,483	26,324	155,266
NAV and offering price per share	$ 23.50	$ 21.28	$ 26.20	$ 4.22	$ 18.57	$ 36.52
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$ 7,248,520	$ 8,924,849
Shares outstanding	—	—	—	—	363,010	229,508
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 19.97	$ 38.89
Class I Shares
Net assets	$ 61,787,410	$ 204,239,371	$ 32,968,145	$36,070,682	$ 6,968,573	$452,334,468
Shares outstanding	2,624,527	9,646,591	1,233,638	8,402,482	351,095	11,753,950
NAV and offering price per share	$ 23.54	$ 21.17	$ 26.72	$ 4.29	$ 19.85	$ 38.48
Fund level net assets consist of:
Capital paid-in	$ 452,284,117	$ 439,367,068	$ 94,302,520	$35,203,534	$22,745,703	$552,738,670
Total distributable earnings	(249,814,804)	(207,477,925)	(21,039,893)	7,930,143	(3,113,035)	(8,353,515)
Fund level net assets	$ 202,469,313	$ 231,889,143	$ 73,262,627	$43,133,677	$19,632,668	$544,385,155
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended December 31, 2018
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 3,286,792	$ 2,454,925	$ 846,909	$ 650,677	$ 278,222	$ 4,452,057
Interest	94,944	16,838	7,519	7,500	8,195	226,835
Foreign tax withheld on dividend income	(131,240)	(244,176)	(3,036)	(5,761)	—	—
Total investment income	3,250,496	2,227,587	851,392	652,416	286,417	4,678,892
Expenses
Management fees	892,663	954,238	313,594	207,133	130,609	2,850,529
12b-1 service fees - Class A Shares	152,028	34,980	55,201	5,583	5,371	96,977
12b-1 distibution and service fees - Class C Shares	261,056	26,862	23,263	18,871	12,931	92,238
12b-1 distibution and service fees - Class R3 Shares	2,987	3,322	154	191	1,644	37,596
Shareholder servicing agent fees	134,901	292,923	48,684	25,575	24,946	465,204
Custodian fees	45,902	69,369	14,487	12,779	14,340	46,884
Trustees fees	4,029	4,357	1,419	1,064	586	11,849
Professional fees	40,122	32,208	13,186	11,995	11,635	35,624
Shareholder reporting expenses	34,787	65,654	15,443	13,301	8,975	68,849
Federal and state registration fees	11,787	39,582	37,368	36,212	43,954	53,400
Other	5,171	4,777	2,510	2,480	2,299	7,020
Total expenses before fee waiver/expense reimbursement	1,585,433	1,528,272	525,309	335,184	257,290	3,766,170
Fee waiver/expense reimbursement	(77,413)	(239,869)	(49,019)	(74,961)	(63,637)	—
Net expenses	1,508,020	1,288,403	476,290	260,223	193,653	3,766,170
Net investment income (loss)	1,742,476	939,184	375,102	392,193	92,764	912,722
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,475,945	674,283	(1,932,751)	3,858,153	249,373	13,038,231
Options written	—	—	—	27,478	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(32,466,209)	(43,722,056)	(13,115,966)	(12,632,527)	(7,842,338)	(189,873,992)
Options written	—	—	—	(17,704)	—	—
Net realized and unrealized gain (loss)	(28,990,264)	(43,047,773)	(15,048,717)	(8,764,600)	(7,592,965)	(176,835,761)
Net increase (decrease) in net assets from operations	$(27,247,788)	$(42,108,589)	$(14,673,615)	$ (8,372,407)	$(7,500,201)	$(175,923,039)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	NWQ Global Equity Income		NWQ International Value
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 1,742,476	$ 8,748,890	$ 939,184	$ 5,044,496
Net realized gain (loss) from:
Investments and foreign currency	3,475,945	8,457,329	674,283	(2,688,404)
Options written	—	58,088	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(32,466,209)	(5,020,326)	(43,722,056)	9,028,087
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(27,247,788)	12,243,981	(42,108,589)	11,384,179
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	(3,564,088)	(3,963,665)	(275,820)	(824,315)
Class C Shares	(1,275,536)	(1,629,081)	(14,488)	(253,732)
Class R3 Shares	(32,383)	(40,728)	(11,347)	(40,527)
Class R6 Shares	—	—	—	—
Class I Shares	(2,365,188)	(2,885,092)	(3,137,363)	(7,719,270)
Class T Shares(4)	(112)	(770)	—	—
Decrease in net assets from distributions to shareholders	(7,237,307)	(8,519,336)	(3,439,018)	(8,837,844)
Fund Share Transactions
Proceeds from sale of shares	23,557,706	27,061,166	38,138,104	76,882,207
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,756,230	7,904,819	3,373,855	8,506,835
	30,313,936	34,965,985	41,511,959	85,389,042
Cost of shares redeemed	(63,717,685)	(96,250,842)	(53,229,946)	(95,166,449)
Net increase (decrease) in net assets from Fund share transactions	(33,403,749)	(61,284,857)	(11,717,987)	(9,777,407)
Net increase (decrease) in net assets	(67,888,844)	(57,560,212)	(57,265,594)	(7,231,072)
Net assets at the beginning of period	270,358,157	327,918,369	289,154,737	296,385,809
Net assets at the end of period	$202,469,313	$270,358,157	$231,889,143	$289,154,737

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions where paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 375,102	$ (612,340)	$ 392,193	$ 776,648
Net realized gain (loss) from:
Investments and foreign currency	(1,932,751)	31,333,987	3,858,153	16,818,092
Options written	—	—	27,478	22,643
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,115,966)	(20,869,293)	(12,632,527)	(10,674,614)
Options written	—	—	(17,704)	17,704
Net increase (decrease) in net assets from operations	(14,673,615)	9,852,354	(8,372,407)	6,960,473
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	—	(553,040)	(917,058)	(1,366,362)
Class C Shares	—	(243,190)	(862,566)	(1,162,576)
Class R3 Shares	—	(1,803)	(16,678)	(17,693)
Class R6 Shares	—	—	—	—
Class I Shares	—	(822,110)	(9,629,934)	(15,352,452)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(1,620,143)	(11,426,236)	(17,899,083)
Fund Share Transactions
Proceeds from sale of shares	21,431,656	5,766,212	4,595,949	5,316,579
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	1,473,387	11,206,327	17,591,205
	21,431,656	7,239,599	15,802,276	22,907,784
Cost of shares redeemed	(24,711,898)	(19,873,974)	(22,148,457)	(29,242,484)
Net increase (decrease) in net assets from Fund share transactions	(3,280,242)	(12,634,375)	(6,346,181)	(6,334,700)
Net increase (decrease) in net assets	(17,953,857)	(4,402,164)	(26,144,824)	(17,273,310)
Net assets at the beginning of period	91,216,484	95,618,648	69,278,501	86,551,811
Net assets at the end of period	$ 73,262,627	$ 91,216,484	$ 43,133,677	$ 69,278,501

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions where paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 92,764	$ (27,378)	$ 912,722	$ (860,157)
Net realized gain (loss) from:
Investments and foreign currency	249,373	7,959,556	13,038,231	85,826,673
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(7,842,338)	(1,627,692)	(189,873,992)	31,392,206
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(7,500,201)	6,304,486	(175,923,039)	116,358,722
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	(1,011,062)	(229,386)	(7,957,889)	(3,334,685)
Class C Shares	(640,504)	(163,839)	(1,945,422)	(971,228)
Class R3 Shares	(156,343)	(38,756)	(1,447,253)	(337,272)
Class R6 Shares	(2,221,476)	(400,350)	(1,030,068)	(453,000)
Class I Shares	(3,821,581)	(2,160,096)	(57,417,784)	(24,048,799)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,850,966)	(2,992,427)	(69,798,416)	(29,144,984)
Fund Share Transactions
Proceeds from sale of shares	5,289,363	15,052,836	104,974,459	172,720,666
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,556,283	2,935,615	65,990,126	27,737,830
	12,845,646	17,988,451	170,964,585	200,458,496
Cost of shares redeemed	(16,485,410)	(42,728,057)	(146,240,538)	(235,360,324)
Net increase (decrease) in net assets from Fund share transactions	(3,639,764)	(24,739,606)	24,724,047	(34,901,828)
Net increase (decrease) in net assets	(18,990,931)	(21,427,547)	(220,997,408)	52,311,910
Net assets at the beginning of period	38,623,599	60,051,146	765,382,563	713,070,653
Net assets at the end of period	$ 19,632,668	$ 38,623,599	$ 544,385,155	$ 765,382,563

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions where paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T shares were not available for public offering.
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2019(e)	$27.45	$0.20	$(3.28)	$(3.08)	$(0.20)	$(0.63)	$(0.83)	$23.54
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—**	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
Class C (09/09)
2019(e)	27.39	0.09	(3.26)	(3.17)	(0.10)	(0.63)	(0.73)	23.49
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—**	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
Class R3 (09/09)
2019(e)	27.40	0.16	(3.26)	(3.10)	(0.17)	(0.63)	(0.80)	23.50
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	—**	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
Class I (09/09)
2019(e)	27.46	0.23	(3.28)	(3.05)	(0.24)	(0.63)	(0.87)	23.54
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—**	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(11.30)%	$ 99,230	1.17%*	1.39%*	1.11%*	1.45%*	16%
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86
(4.88)	1,599	3.83	0.36	1.20	2.98	51
1.27	918	6.33	(2.72)	1.21	2.40	27
22.28	351	4.86	(1.12)	1.16	2.58	49

(11.63)	40,486	1.92*	0.63*	1.86*	0.69*	16
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86
(5.57)	382	4.78	(0.81)	1.96	2.01	51
0.51	413	6.83	(3.46)	1.96	1.40	27
21.36	351	5.61	(1.87)	1.91	1.83	49

(11.40)	966	1.42*	1.14*	1.36*	1.20*	16
3.13	1,225	1.43	2.56	1.36	2.63	31
15.48	1,926	1.55	3.77	1.36	3.96	86
(5.09)	306	4.27	(0.30)	1.46	2.52	51
0.98	331	6.31	(3.01)	1.46	1.84	27
21.99	351	5.11	(1.34)	1.41	2.37	49

(11.21)	61,787	0.92*	1.64*	0.86*	1.70*	16
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(4.64)	49,542	1.37	4.68	0.94	5.12	51
1.53	1,059	5.88	(2.40)	0.96	2.51	27
22.63	645	4.79	(0.55)	0.92	3.31	49
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/ 99)
June 30, 2019(e)	$25.16	$ 0.06	$(3.86)	$(3.80)	$(0.26)	$ —	$(0.26)	$21.10
June 30, 2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
June 30, 2017(f)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
July 31, 2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
July 31, 2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
July 31, 2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	25.67
July 31, 2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	22.74
Class C (12/ 99)
June 30, 2019(e)	23.94	(0.04)	(3.66)	(3.70)	(0.07)	—	(0.07)	20.17
June 30, 2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
June 30, 2017(f)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
July 31, 2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
July 31, 2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
July 31, 2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	24.40
July 31, 2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	21.63
Class R3 (08/ 08)
June 30, 2019(e)	25.34	0.03	(3.89)	(3.86)	(0.20)	—	(0.20)	21.28
June 30, 2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
June 30, 2017(f)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
July 31, 2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
July 31, 2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
July 31, 2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	25.84
July 31, 2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	22.90
Class I (12/ 99)
June 30, 2019(e)	25.29	0.09	(3.88)	(3.79)	(0.33)	—	(0.33)	21.17
June 30, 2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
June 30, 2017(f)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
July 31, 2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
July 31, 2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72
July 31, 2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	25.82
July 31, 2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	22.87

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

(15.08)%	$ 22,481	1.32%*	0.32%*	1.15%*	0.50%*	9%
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20
(0.20)	37,581	1.35	0.81	N/A	N/A	30
15.35	151,078	1.42	2.01	N/A	N/A	24
16.56	169,858	1.39	1.49	N/A	N/A	31

(15.44)	3,968	2.07*	(0.50)*	1.90*	(0.32)*	9
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30
14.49	27,876	2.16	1.23	N/A	N/A	24
15.75	31,437	2.14	0.72	N/A	N/A	31

(15.22)	1,200	1.58*	0.06*	1.40*	0.24*	9
3.71	1,391	1.52	1.20	1.40	1.31	17
13.97	1,095	1.51*	1.59*	1.40*	1.70*	23
(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30
15.04	1,888	1.67	1.71	N/A	N/A	24
16.29	3,204	1.64	1.34	N/A	N/A	31

(14.98)	204,239	1.08*	0.56*	0.90*	0.74*	9
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30
15.63	177,508	1.16	2.27	N/A	N/A	24
16.89	169,589	1.14	1.67	N/A	N/A	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
(f)	For the eleven month ended June 30 2017.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2019(e)	$31.84	$ 0.13	$(5.44)	$(5.31)	$ —	$ —	$ —	$26.53
2018(f)	29.15	(0.18)	3.42	3.24	(0.55)	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
Class C (12/02)
2019(e)	29.97	(0.03)	(5.07)	(5.10)	—	—	—	24.87
2018(f)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
Class R3 (08/08)
2019(e)	31.48	0.08	(5.36)	(5.28)	—	—	—	26.20
2018(f)	28.84	(0.01)	3.12	3.11	(0.47)	—	(0.47)	31.48
2017	23.61	0.33	5.05	5.38	(0.15)	—	(0.15)	28.84
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
Class I (11/97)
2019(e)	32.03	0.16	(5.47)	(5.31)	—	—	—	26.72
2018(f)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(16.68)%	$37,339	1.26%*	0.68%*	1.15%*	0.80%*	11%
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28
(3.87)	33,973	1.30	0.61	N/A	N/A	42
21.04	47,369	1.28	0.42	N/A	N/A	37

(17.02)	2,901	2.01*	(0.29)*	1.90*	(0.18)*	11
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	N/A	N/A	42
20.12	46,827	2.03	(0.30)	N/A	N/A	37

(16.77)	54	1.51*	0.42*	1.40*	0.53*	11
10.81	62	1.49	(0.12)	1.40	(0.02)	118
22.78	318	1.50	1.14	1.40	1.25	46
(6.79)	206	1.59	0.54	1.59	0.54	28
(4.12)	179	1.55	0.34	N/A	N/A	42
20.72	256	1.53	0.21	N/A	N/A	37

(16.58)	32,968	1.01*	0.92*	0.90*	1.03*	11
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28
(3.64)	49,665	1.05	0.86	N/A	N/A	42
21.38	71,721	1.03	0.71	N/A	N/A	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
(f)	Per share Net investment income (loss) and Net Investment Income (Loss)to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the current reporting period. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class R3	0.37	1.15	1.24
Class I	0.28	0.83	0.92

*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019(e)	$ 6.72	$0.04	$(1.03)	$(0.99)	$(0.03)	$ (1.42)	$ (1.45)	$ 4.28
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
Class C (12/06)
2019(e)	5.95	0.01	(0.90)	(0.89)	—	(1.42)	(1.42)	3.64
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
Class R3 (09/09)
2019(e)	6.64	0.03	(1.02)	(0.99)	(0.01)	(1.42)	(1.43)	4.22
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
Class I (12/06)
2019(e)	6.75	0.04	(1.03)	(0.99)	(0.05)	(1.42)	(1.47)	4.29
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(15.26)%	$ 4,039	1.25%*	0.85%*	1.00%*	1.10%*	17%
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32
0.68	15,522	1.17	0.86	N/A	N/A	26
19.80	66,452	1.08	0.85	N/A	N/A	45

(15.50)	2,959	2.00*	0.10*	1.75*	0.34*	17
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32
(0.04)	8,219	1.92	0.20	N/A	N/A	26
18.90	11,857	1.83	0.11	N/A	N/A	45

(15.39)	65	1.50*	0.61*	1.25*	0.86*	17
8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32
0.40	66	1.42	0.75	N/A	N/A	26
19.50	64	1.33	0.59	N/A	N/A	45

(15.25)	36,071	0.99*	1.09*	0.75*	1.32*	17
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32
0.96	169,058	0.92	1.11	N/A	N/A	26
20.10	642,177	0.83	1.06	N/A	N/A	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019(e)	$36.02	$ 0.06	$(7.95)	$(7.89)	$ —	$(8.69)	$(8.69)	$19.44
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
Class C (12/06)
2019(e)	32.87	(0.06)	(7.22)	(7.28)	—	(8.69)	(8.69)	16.90
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
Class R3 (09/09)
2019(e)	34.94	0.02	(7.70)	(7.68)	—	(8.69)	(8.69)	18.57
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
Class R6 (06/16)
2019(e)	36.62	0.14	(8.10)	(7.96)	—	(8.69)	(8.69)	19.97
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(f)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2019(e)	36.50	0.10	(8.06)	(7.96)	—	(8.69)	(8.69)	19.85
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	—*	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(22.49)%	$ 2,993	1.68%**	(0.01)%**	1.31%**	0.37%**	33%
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68
22.33	8,882	1.31	(0.45)	1.31	(0.45)	48

(22.80)	1,934	2.43**	(0.76)**	2.06**	(0.38)**	33
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68
21.46	3,432	2.05	(1.24)	2.05	(1.24)	48

(22.58)	489	1.93**	(0.27)**	1.56**	0.10**	33
13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68
22.04	769	1.56	(0.73)	1.56	(0.73)	48

(22.30)	7,249	1.25**	0.44**	0.87**	0.82**	33
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
—	25	—	—	—	—	—

(22.41)	6,969	1.42**	0.23**	1.06**	0.59**	33
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68
22.65	53,251	1.05	(0.23)	1.05	(0.23)	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
(f)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2019(e)	$55.23	$ 0.02	$(12.73)	$(12.71)	$ —	$(5.26)	$(5.26)	$37.26
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
Class C (12/04)
2019(e)	49.96	(0.16)	(11.47)	(11.63)	—	(5.26)	(5.26)	33.07
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
Class R3 (09/09)
2019(e)	54.33	(0.06)	(12.49)	(12.55)	—	(5.26)	(5.26)	36.52
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
Class R6 (02/13)
2019(e)	57.24	0.12	(13.21)	(13.09)	—	(5.26)	(5.26)	38.89
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	—*	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
Class I (12/04)
2019(e)	56.75	0.08	(13.09)	(13.01)	—	(5.26)	(5.26)	38.48
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(23.24)%	$ 63,722	1.23%**	0.07%**	36%
16.94	82,161	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39
3.38	122,575	1.42	(0.71)	38
28.61	51,477	1.36	(0.73)	49

(23.52)	13,733	1.98**	(0.68)**	36
16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39
2.63	29,732	2.17	(1.47)	38
27.61	18,004	2.11	(1.50)	49

(23.32)	5,670	1.48**	(0.22)**	36
16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39
3.14	6,500	1.67	(0.96)	38
28.27	2,632	1.61	(1.01)	49

(23.07)	8,925	0.85**	0.44**	36
17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39
3.81	3,625	1.01	(0.33)	38
29.02	3,138	1.02	(0.42)	49

(23.15)	452,334	0.98**	0.31**	36
17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39
3.65	447,072	1.17	(0.47)	38
28.89	252,554	1.11	(0.50)	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2018.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Investment Objectives
NWQ International Value’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, and NWQ Small-Cap Value’s investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide investors with high current income and long-term capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$89,127,645	$109,908,431**	$ 25***	$199,036,101
$1,000 Par (or similar) Institutional Preferred	—	2,413,335	—	2,413,335
Structured Notes	—	1,558,029	—	1,558,029
$25 Par (or similar) Retail Preferred	158,652	—	—	158,652
Total	$89,286,297	$113,879,795	$ 25	$203,166,117

NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$42,285,898	$186,809,858**	$ —	$229,095,756
Short-Term Investments:
Repurchase Agreements	—	1,961,049	—	1,961,049
Total	$42,285,898	$188,770,907	$ —	$231,056,805

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$70,246,848	$ 983,448**	$ —	$71,230,296
Short-Term Investments:
Repurchase Agreements	—	2,036,468	—	2,036,468
Total	$70,246,848	$3,019,916	$ —	$73,266,764

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$41,542,989	$604,215**	$ —	$42,147,204
Short-Term Investments:
Repurchase Agreements	—	267,171	—	267,171
Total	$41,542,989	$871,386	$ —	$42,414,375

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,881,841	$ —	$ —	$18,881,841
Short-Term Investments:
Repurchase Agreements	—	6,114,053	—	6,114,053
Total	$18,881,841	$6,114,053	$ —	$24,995,894

Notes to Financial Statements (Unaudited) (continued)
NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$530,644,881	$ —	$ —	$530,644,881
Short-Term Investments:
Repurchase Agreements	—	17,311,834	—	17,311,834
Total	$530,644,881	$17,311,834	$ —	$547,956,715

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$ 29,990,531	14.8%
United Kingdom	14,545,217	7.2
Japan	12,070,256	6.0
France	9,507,136	4.7
Ireland	8,619,658	4.2
Spain	6,892,260	3.4
Switzerland	6,655,540	3.3
Bermuda	6,350,725	3.1
Netherlands	6,069,620	3.0
Other	25,951,633	12.8
Total non-U.S. securities	$126,652,576	62.5%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 54,975,847	23.7%
Netherlands	25,676,082	11.1
Germany	24,300,598	10.5
France	20,553,118	8.9
United Kingdom	17,366,710	7.5
South Korea	13,307,559	5.7
Switzerland	12,037,223	5.2
Denmark	10,022,257	4.3
Belgium	9,274,921	4.0
Other	31,692,115	13.6
Total non-U.S. securities	$219,206,430	94.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$ 1,961,049	$ (1,961,049)	$ —
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	2,036,468	(2,036,468)	—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	267,171	(267,171)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	6,114,053	(6,114,053)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	17,311,834	(17,311,834)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, NWQ Large-Cap Value wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The average notional amount of outstanding options written during the current fiscal period was as follows:
NWQ Large-Cap Value
Average notional amount of outstanding options written*	$251,333

Notes to Financial Statements (Unaudited) (continued)
*     The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net RealizedGain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Large-Cap Value	Equity price	Options written	$27,478	$(17,704)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	588,209	$ 16,201,278	251,164	$ 7,263,398
Class A – automatic conversion of Class C Shares	7,382	204,560	—	—
Class C	8,561	230,566	34,883	1,006,625
Class R3	2,838	74,391	6,084	174,028
Class I	249,971	6,846,911	654,504	18,617,115
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	135,560	3,310,438	129,245	3,640,042
Class C	46,337	1,120,366	52,053	1,460,300
Class R3	800	19,485	798	22,446
Class I	94,140	2,305,941	98,743	2,782,031
Class T(1)	—	—	—	—
	1,133,798	30,313,936	1,227,474	34,965,985
Shares redeemed:
Class A	(847,012)	(22,627,421)	(1,629,921)	(46,556,326)
Class C	(789,490)	(21,421,486)	(606,223)	(17,253,516)
Class C – automatic conversion to Class A Shares	(7,399)	(204,560)	—	—
Class R3	(7,224)	(188,173)	(32,723)	(936,816)
Class I	(730,942)	(19,252,855)	(1,102,707)	(31,504,184)
Class T(1)	(919)	(23,190)	—	—
	(2,382,986)	(63,717,685)	(3,371,574)	(96,250,842)
Net increase (decrease)	(1,249,188)	$(33,403,749)	(2,144,100)	$(61,284,857)

(1)	Class T Shares were not available for public offering

	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	248,008	$ 6,064,598	273,964	$ 7,133,410
Class A – automatic conversion of Class C Shares	5,374	135,261	—	—
Class C	5,075	111,441	37,971	941,448
Class R3	11,981	284,061	29,173	764,544
Class I	1,337,312	31,542,743	2,596,144	68,042,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,363	238,747	25,075	656,226
Class C	611	12,258	9,108	227,615
Class R3	326	6,907	802	21,154
Class I	147,815	3,115,943	289,373	7,601,840
	1,767,865	41,511,959	3,261,610	85,389,042
Shares redeemed:
Class A	(260,726)	(6,026,976)	(381,388)	(9,963,413)
Class C	(220,503)	(5,179,390)	(122,951)	(3,045,972)
Class C – automatic conversion to Class A Shares	(5,650)	(135,261)	—	—
Class R3	(10,806)	(258,319)	(18,714)	(490,489)
Class I	(1,764,576)	(41,630,000)	(3,150,778)	(81,666,575)
	(2,262,261)	(53,229,946)	(3,673,831)	(95,166,449)
Net increase (decrease)	(494,396)	$(11,717,987)	(412,221)	$ (9,777,407)

	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	584,218	$ 18,671,346	35,098	$ 1,089,604
Class A – automatic conversion of Class C Shares	7,002	225,617	—	—
Class C	8,348	244,101	5,489	160,484
Class R3	152	4,460	889	26,677
Class I	71,511	2,286,132	145,796	4,489,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	14,850	464,368
Class C	—	—	7,963	225,319
Class R3	—	—	—	—
Class I	—	—	24,624	773,700
	671,231	21,431,656	234,709	7,239,599
Shares redeemed:
Class A	(126,087)	(3,971,424)	(169,291)	(5,205,729)
Class C	(589,745)	(17,806,370)	(169,240)	(4,855,623)
Class C – automatic conversion to Class A Shares	(7,441)	(225,617)	—	—
Class R3	(60)	(1,913)	(9,922)	(310,864)
Class I	(86,815)	(2,706,574)	(309,022)	(9,501,758)
	(810,148)	(24,711,898)	(657,475)	(19,873,974)
Net increase (decrease)	(138,917)	$ (3,280,242)	(422,766)	$(12,634,375)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	185,042	$ 931,219	154,876	$ 1,174,383
Class A – automatic conversion of Class C Shares	26,921	181,682	—	—
Class C	34,241	167,026	42,582	265,206
Class R3	—	—	162	1,140
Class I	571,586	3,316,022	545,663	3,875,850
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,051	863,725	189,266	1,279,151
Class C	216,662	805,983	184,604	1,100,509
Class R3	3,853	16,678	2,653	17,693
Class I	2,147,477	9,519,941	2,235,717	15,193,852
	3,381,833	15,802,276	3,355,523	22,907,784
Shares redeemed:
Class A	(141,773)	(934,378)	(487,761)	(3,529,637)
Class C	(124,867)	(674,275)	(298,423)	(1,977,546)
Class C – automatic conversion to Class A Shares	(30,390)	(181,682)	—	—
Class R3	—	—	(799)	(5,066)
Class I	(3,260,501)	(20,358,122)	(3,239,738)	(23,730,235)
	(3,557,531)	(22,148,457)	(4,026,721)	(29,242,484)
Net increase (decrease)	(175,698)	$ (6,346,181)	(671,198)	$ (6,334,700)

	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,055	$ 945,862	13,321	$ 457,793
Class A – automatic conversion of Class C Shares	268	9,739	—	—
Class C	23,228	445,960	5,482	175,577
Class R3	3,308	67,899	1,975	65,880
Class R6	43,838	1,519,212	195,529	6,833,457
Class I	74,141	2,300,691	214,684	7,520,129
Shares issued to shareholders due to reinvestment of distributions:
Class A	40,903	815,194	5,761	195,104
Class C	34,968	605,997	5,012	155,425
Class R3	5,369	102,174	831	27,307
Class R6	108,198	2,213,728	11,569	398,721
Class I	187,767	3,819,190	62,826	2,159,058
	553,043	12,845,646	516,990	17,988,451
Shares redeemed:
Class A	(43,526)	(1,306,987)	(60,181)	(2,062,573)
Class C	(40,679)	(1,082,283)	(13,648)	(429,502)
Class C – automatic conversion to Class A Shares	(294)	(9,739)	—	—
Class R3	(4,301)	(151,951)	(7,886)	(264,280)
Class R6	(51,968)	(1,762,200)	(116,883)	(4,050,035)
Class I	(473,130)	(12,172,250)	(1,045,249)	(35,921,667)
	(613,898)	(16,485,410)	(1,243,847)	(42,728,057)
Net increase (decrease)	(60,855)	$ (3,639,764)	(726,857)	$(24,739,606)

	Six Months Ended 12/31/18		Year Ended 6/30/18
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	442,210	$ 20,329,822	307,158	$ 15,768,714
Class A – automatic conversion of Class C Shares	2,077	116,325	—	—
Class C	41,360	1,661,278	34,066	1,621,817
Class R3	295,238	15,697,220	57,371	2,947,765
Class R6	57,319	2,640,256	76,784	4,157,157
Class I	1,299,279	64,529,558	2,767,930	148,225,213
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,789	6,844,564	53,317	2,770,337
Class C	51,261	1,732,639	18,765	885,497
Class R3	27,801	1,037,550	2,286	117,011
Class R6	19,090	758,430	6,880	369,655
Class I	1,414,469	55,616,943	442,523	23,595,330
	3,829,893	170,964,585	3,767,080	200,458,496
Shares redeemed:
Class A	(401,475)	(18,872,934)	(552,295)	(28,949,450)
Class C	(109,838)	(4,894,953)	(134,949)	(6,387,679)
Class C – automatic conversion to Class A Shares	(2,297)	(116,325)	—	—
Class R3	(313,716)	(12,962,782)	(77,507)	(4,007,282)
Class R6	(40,695)	(1,981,116)	(73,078)	(3,982,936)
Class I	(2,280,348)	(107,412,428)	(3,611,632)	(192,032,977)
	(3,148,369)	(146,240,538)	(4,449,461)	(235,360,324)
Net increase (decrease)	681,524	$ 24,724,047	(682,381)	$ (34,901,828)
5.  Investment Transactions
Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$38,227,982	$23,382,676	$ 9,448,122	$10,521,694	$10,306,867	$239,514,902
Sales and maturities	74,145,560	31,426,399	13,640,065	26,723,010	19,736,445	252,244,256
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Certain Funds have filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Dividends in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

Notes to Financial Statements (Unaudited) (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$213,238,483	$226,182,161	$ 92,054,629	$37,319,287	$24,517,672	$556,881,312
Gross unrealized:
Appreciation	$ 14,962,913	$ 37,488,315	$ 576,271	$ 8,174,188	$ 3,120,066	$ 77,482,081
Depreciation	(25,035,279)	(32,613,671)	(19,364,136)	(3,079,100)	(2,641,844)	(86,406,678)
Net unrealized appreciation (depreciation) of investments	$ (10,072,366)	$ 4,874,644	$(18,787,865)	$ 5,095,088	$ 478,222	$ (8,924,597)
Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, securities litigation settlements, net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2018, the Funds’ last tax year end, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Capital paid-in	$ (69,287)	$(54,060,130)	$(69,382,409)	$ 1,972,983	$ 9,802	$ 2,682,820
Undistributed (Over-distribution of) net investment income	(2,325,180)	(185,958)	97,708	728,102	—	1,827,178
Accumulated net realized gain (loss)	2,394,467	54,246,088	69,284,701	(2,701,085)	(9,802)	(4,509,998)
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2018, the Funds' last tax year end, were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1]	$3,799,026	$3,448,648	$ —	$ —	$ —	$ —
Undistributed net long-term capital gains	5,488,837	—	—	9,983,467	3,944,889	57,006,303

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 29, 2018 and paid on July 2, 2018. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended June 30, 2018, was designated for purposes of the dividends paid deduction as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$9,706,041	$8,837,844	$1,620,143	$ 1,991,712	$ 92,417	$ —
Distributions from net long-term capital gains	—	—	—	15,907,371	2,900,010	29,144,984

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of June 30, 2018, the Funds’ last tax year end, the following Funds had unused capital loss carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NWQ Global Equity Income[2]	NWQ International Value
Not subject to expiration:
Short-term	$ 3,637,829	$ 10,995,741
Long-term	240,668,205	202,985,844
Total	$244,306,034	$213,981,585

[2]	NWQ Global Equity Income’s capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next twenty years, at which point the annual limitation will further be reduced to approximately $1.2 million.

As of June 30, 2018, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:
	NWQ International Value	NWQ Multi-Cap Value
Expired capital loss carryforwards	$54,060,130	$70,465,124
During the Funds' last tax year ended June 30, 2018, the following Funds utilized capital loss carrforwards as follows:
	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Utilized capital loss carryforwards	$4,025,903	$30,150,671	$838,796
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:
	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Post-October capital losses[3]	$ —	$ —	$ —
Late-year ordinary losses[4]	625,584	27,317	587,758

[3]	Capital losses incurred from November 1, 2017 through June 30, 2018, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2018 through June 30, 2018 and/or specified losses incurred from November 1, 2017 through June 30, 2018.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2018, the complex-level fee for each Fund was 0.1602%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2020	N/A
NWQ International Value	0.94	July 31, 2020	N/A
NWQ Multi-Cap Value	0.94	July 31, 2020	N/A
NWQ Large-Cap Value	0.79	July 31, 2020	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2020	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
NA - Not Applicable.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected	$4,889	$8,374	$7,930	$2,355	$2,397	$7,499
Paid to financial intermediaries	4,398	7,440	7,141	2,042	2,079	6,543
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances	$1,251	$948	$1,083	$816	$1,043	$11,747
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained	$33,079	$1,950	$2,722	$1,130	$721	$7,454
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained	$77	$450	$ —	$20	$270	$900
As of December 31, 2018, Nuveen owned shares of the following Funds as follows:
	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class R3 Shares	11,630	2,302	1,583
Class R6 Shares	—	891	802
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealizedn appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources

Notes to Financial Statements (Unaudited) (continued)
of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.
	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value
From net investment income:
Class A Shares	$(2,798,265)	$ (125,198)	$ (1,679)
Class C Shares	(986,296)	(76,275)	—
Class R3 Shares	(27,385)	(1,705)	—
Class R6 Shares	—	—	(21,985)
Class I Shares	(2,117,400)	(1,788,534)	(68,753)
Class T Shares(1)	(552)	—	—
From accumulated net realized gains:
Class A Shares	(1,165,400)	(1,241,164)	(227,707)
Class C Shares	(642,785)	(1,086,301)	(163,839)
Class R3 Shares	(13,343)	(15,988)	(38,756)
Class R6 Shares	—	—	(378,365)
Class I Shares	(767,692)	(13,563,918)	(2,091,343)
Class T Shares(1)	(218)	—	—
Total distributions to shareholders:
Class A Shares	(3,963,665)	(1,366,362)	(229,386)
Class C Shares	(1,629,081)	(1,162,576)	(163,839)
Class R3 Shares	(40,728)	(17,693)	(38,756)
Class R6 Shares	—	—	(400,350)
Class I Shares	(2,885,092)	(15,352,452)	(2,160,096)
Class T Shares(1)	(770)	—	—

(1)	Class T shares were not available for public offering.
In addition, as of June 30, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
UNII at the end of period	$1,027,387	$551,797	$(694,379)	$ —	$(27,317)	$(587,758)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NWQ-1218D741810-INV-B-02/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 8, 2019

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2019